Exhibit 99.1

Statements within this presentation are “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements other than statements of historical facts included in this release, including, without limitation, statements regarding the registrant’s future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward looking statements. For information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” and “Management’s Discussion & Analysis of Financial Condition and Results of Operations” sections of the Company’s SEC filings, including but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. As a result of these factors, Helmerich & Payne, Inc.’s actual results may differ materially from those indicated or implied by such forward-looking statements. We undertake no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations or otherwise, except as required by law. Forward-looking Statements

 U.S. land drilling market share leader Focused on innovation and returns on capital Leader in ongoing industry land rig replacement cycle Most modern and capable land drilling fleet Strong balance sheet About Helmerich & Payne

H&P’s Global Rig Fleet * Estimates include existing rigs and announced new build commitments as of September 3, 2014.

H&P Activity as of September 3, 2014 Rigs Working/Contracted 291 290 1 9 28 328 Rigs Available 335 302 33 9 35 379 44 423 % Contracted 87% 96% 3% 100% 80% 87% U.S. Land AC Drive FlexRigs SCR Fleet Offshore International Land Total FlexRig Construction Total Fleet 6 of the 302 AC Drive FlexRigs are expected to be transferred to Argentina. Reflects announced new build commitments under term contracts. (1) (2)

U.S. Land Active Rig Count BHI Industry Rig Count Through Second Quarter of Calendar 2014

H&P Continues to Capture Market Share As of October 2008 (Peak) (~1,900 Active Rigs in U.S. Land) As of August 2014 (~1,900 Active Rigs in U.S. Land) Note: The above estimates corresponding to market share are derived from Rig Data. PDS’ market share includes both PDS and Grey Wolf rigs. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Leading U.S. Unconventional Driller * Includes 44 announced new FlexRigs with customer commitments scheduled for delivery in fiscal 2014 and fiscal 2015. (335 H&P Contracted Land Rigs as of 9/3/14*)

Unconventional Drilling Growth in Permian Note: The above estimates are derived from Rig Data. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower.

Innovation & Applied Technology – FlexRig® AC Driven Systems & Integrated Top Drive Mechanized Tubular Handling Computerized Controls BOP Handling Driller’s Cabin Satellite Communications Rig Move Capabilities 31

The FlexRig Difference: Key Advantages Increased drilling productivity and reliability Variable frequency AC technology providing precise control and increased capability Computerized electronic driller more precisely controls down-hole parameters FlexRig designs are suited for both efficient well to well moves and multi-well pad applications Accelerated well programs and NPV gains A safer and more environmentally friendly workplace Fleet size and uniformity Total well cost savings even at premium dayrates H&P’s FlexRig Advantage

Technology & Quality Service Make a Difference (1) Does not include the impact of early contract termination revenue. (2) Represents weighted-average rig margin per day for PTEN, NBR, PDS, and UNT. (3) Utilization is herein calculated to be average active rigs divided by estimated available marketable rigs. (4) Represents estimated average combined utilization for PTEN, NBR, PDS, and UNT in the Lower 48 land market. H&P’s Margin Premium H&P’s Utilization Premium (1) (2) (3) (4)

Organic U.S. Land Fleet Growth * Estimates include existing rigs and announced new build commitments. 373 49

* NBR’s operating income corresponds to its U.S. Lower 48, U.S. Offshore and Alaska business units. Ten Year Profit Comparison ** PTEN’s operating income includes drilling operations in Canada.

General Market Comments The replacement cycle continues. U.S. land market trends continue to benefit H&P. International land markets are slowly evolving. Our operational outlook for the fourth fiscal quarter remains unchanged.

As of August 2014 (~1,900 Active Rigs in U.S. Land By Power Type) The Replacement Cycle Continues As of October 2008 (Peak) (~1,900 Active Rigs in U.S. Land By Power Type) Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

H&P’s Lead in U.S. Land AC Drive Rigs * The above estimates corresponding to U.S. lower 48 AC Drive fleets are derived from Rig Data and corporate filings. **Estimated number of all other available AC Drive rigs not including those owned by HP, NBR, PTEN, and PDS.

Ongoing U.S. Land Market Trends Increasing market demand for AC drive rigs Slightly improving spot market pricing Continued customer focus on drilling efficiency, technology and safety Conversations with customers for additional new build orders continue

Unconventional Plays Shaping Landscape Well Complexity is increasing: Horizontal and directional wells make up about 80% of wells drilled in the U.S. Extended reach laterals progressively longer Multi-well pad drilling gaining acceptance in more areas This all creates an expanding level of demand for FlexRigs

Increasing Focus on More Difficult Drilling

Active U.S. Land Rigs by Rig Type Note: The above estimates corresponding to rig activity are derived from multiple sources including Rig Data, Smith Bits, and corporate filings. Additionally, the drawworks capacity of each land rig included in the above analysis was equal to or greater than 600 horsepower. Certain assumptions were made on approximately 5% of the active rigs that were not readily identified.

Growth / Decline in U.S. Lower 48 Rig Activity As of 9/3/14 *Represents average active rigs for NBR, PTEN, and UNT.

Announcing Additional New Build FlexRigs Announcing long-term contracts for nine new FlexRigs in the U.S. Contracts announced this fiscal year for a total of 83 new FlexRigs, 39 of which have already been delivered Now building at a cadence of four FlexRigs per month Flexibility in managing our own production cadence allows us to swiftly respond to changing levels of FlexRig demand

Growing Shareholder Value

Performance is Not Only About Better Rigs Our competitive advantage is also about: People Safety Experience Training Culture Support Structure Processes Organizational Network Maintenance Supply Chain

Delivering Safety – H&P vs. Industry (IADC) U.S. Land Safety Performance (2005 – 2013) OSHA Recordable Injury Incidence Rates H&P = 0.84 IADC w/o H&P = 1.81 Injuries per 200,000 Man Hours

FlexRigs Delivering Drilling Efficiencies We have over 1,400 rig years of AC Drive FlexRig drilling experience. Drilled over 52 million feet in 2012 Drilled in excess of 61 million feet in 2013 Improved our footage per day by 23% in 2012 Improved our footage per day by 14% in 2013

Return on Equity * Including gains from the sale of investment securities and discontinued operations, H&P's corresponding ROE resulted in 15.4%. ** The corresponding ROE values for the selected companies exclude certain extraordinary, non-recurring charges.

Current Dividend Yields Source: Thomson Reuters. Yields calculated as of market close on August 26, 2014.

Ten-Year Relative Shareholder Return Source: Thomson Reuters as of August 26, 2014

In Summary: H&P’s long term strategy for growing shareholder value: Innovation Technology Safety and operational excellence Customer satisfaction

Additional References

A Value Proposition Example – H&P vs. Competitors Permian Basin – Horizontal Well Estimated Estimated Peer H&P FlexRig3 Conventional Rig AC Rig Average (Spot Market) 1. Drilling days 15.4 12.1 Other days No Data 3.0 3.0 Moving days 4.0 3.0 Total rig revenue days per well 22.4 18.1 2. Drilling contractor dayrate $25,000 $27,000 Operator’s other intangible $45,000 $45,000 cost per day estimate Total daily cost estimate $70,000 $72,000 Total cost per well (daily services) $1,568,000 $1,303,200 3. Total well savings with H&P – per well $264,800 per year $5.34MM Increased wells per rig per year versus peer AC Rig: 3.9 wells

H&P’s U.S. Land Fleet Activity (1) (1) Includes completed new builds pending delivery and not generating revenue days.

Distribution of Announced New Builds Of the 83 new build FlexRigs announced so far during this fiscal year, 33 are going to the Permian, 18 to the Oklahoma Woodford, 15 to the Eagle Ford, five to the Tuscaloosa Marine Shale, four each to the Utica and Bakken, two to the Haynesville and one each to the Niobrara and Woodbine. 17 customers have ordered these new FlexRigs under multi-year term contracts (49 FlexRig3 rigs, 33 FlexRig5 rigs, and one FlexRig4 rig). Approximately two-thirds of these new FlexRigs will be equipped with hydraulic skid systems designed for multi-well pad locations.

H&P’s Pad Capable Fleet Roughly half of H&P’s U.S. Land active rigs are equipped with hydraulic skid systems. Our pad capable fleet is fully utilized. Customers continue to contract/add skid systems to existing FlexRigs. (As of September 3, 2014)

H&P Global Fleet Under Term Contract Segment Q4 Q1 Q2 Q3 Q4 Q1 Q2 FY14 FY12 FY15 FY15 FY15 FY16 FY16 U.S. Land 173.6 165.2 155.8 142.1 122.9 110.1 102.9 International Land 15.5 17.5 17.3 17.0 16.3 14.2 14.0 Offshore 1.9 1.0 1.0 1.0 1.0 1.0 1.0 Total 191.0 183.7 174.1 160.1 140.2 125.3 117.9 Number of Rigs Already Under Long-Term Contracts (Estimated Quarterly Average, Including Announced New Builds - as of 9/3/14)

H&P’s International Land Operations Rig Fleet Status (as of September 3, 2014) Active In-Transit Idle Total Argentina 7 5 1 13 Bahrain 3 3 Colombia 5 3 8 Ecuador 5 1 6 Mozambique 1 1 Tunisia 2 2 U.A.E. 2 2 Total 23 5 7 35

U.S. Land Average Daywork Margins(1) (1) Does not include the impact of early contract termination revenue.

Return on Invested Capital (ROIC) * Excludes gains from the sale of investment securities and discontinued operations. H&P's unadjusted ROIC resulted in 14.7%. ** The corresponding ROIC values for the selected companies exclude certain extraordinary, non-recurring charges.

Land Drilling Market Valuations Source: Thomson Reuters as of August 26, 2014.

Changes in Lower 48 U.S. Land Rig Count * PDS’ active rig count includes both PDS and Grey Wolf rigs.

H&P vs. Industry U.S. Land Customer Base Note: The above estimates corresponding to the active rig fleet in the U.S. are derived from multiple sources including Rig Data and corporate filings.

Oil and Natural Gas Prices Source: Energy Information Administration and CME Oil Prices Natural Gas Prices

Oil vs. Natural Gas Directed Rig Count

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